Exhibit 99.2

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 8, 2005 between Franklin Covey Co., a Utah corporation (the “Company”), and Knowledge Capital Investment Group, a Texas general partnership (the “Purchaser”).

RECITALS

WHEREAS, Purchaser is a holder of 1,015,002 shares of the Company’s outstanding Common Stock and 3,311,438 shares of the Company’s outstanding Series A Preferred Stock, and the Company and Purchaser have previously entered into the Registration Rights Agreement dated June 2, 1999 (the “Prior Rights Agreement”); and

WHEREAS, the Company and Purchaser entered into a Preferred Stock Amendment and Warrant Issuance Agreement, dated November 29, 2004 (as amended from time to time, the “Amendment Agreement”), pursuant to which, among other things, the Company and Purchaser, on the terms and subject to the conditions thereof, agreed to amend and restate the Prior Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company and Purchaser hereby agree that the Prior Rights Agreement is hereby terminated and shall be superceded and replaced in its entirety by this Agreement, and the parties further agree as follows:

1.  Definitions. For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

(a)  Advice: As defined in Section 7 hereof.

(b)  Affiliate: An Affiliate of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise.

(c)  Amendment Agreement: As defined in the Recitals above.

(d)  Common Stock: The common stock, par value $0.05, of the Company.

(e)  Common Registrable Securities: All shares of Common Stock acquired by Purchaser or any Qualified Transferee (including any shares of Common Stock or other securities that may be received by Purchaser or such Qualified Transferee (x) as a result of a stock dividend or stock split of the Common Stock or (y) on account of the Common Stock in a recapitalization or other transaction involving the Company) upon the original issuance thereof, and at all times subsequent thereto, including without limitation all shares of Common Stock held by Purchaser on the date hereof.

(f)  Demand Notice: As defined in Section 3 hereof.

(g)  Demand Registration: As defined in Section 4 hereof.

(h)  Losses: As defined in Section 9 hereof.

(i)  Piggyback Registration: As defined in Section 5 hereof.

(j)  Prospectus: The prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(k)  Purchaser Warrant: The warrant to purchase shares of Common Stock issued to the Purchaser pursuant to the Amendment Agreement.

(l)  Qualified Transferee: Up to, but not more than, ten “Permitted Transferees” as such term is defined in the Amended and Restated Shareholders Agreement, dated as of the date hereof, between the Company and the Purchaser; provided, however, that (i) any contemporaneous transfer to a group of Permitted Transferees comprised of Affiliated Persons (such as, for example, a group of Affiliated investment funds) shall be deemed to be a transfer to one Permitted Transferee for purposes of calculating the number of Permitted Transferees that shall be Qualified Transferees pursuant to this Agreement and (ii) any transfer of any Warrant Shares by the Purchaser to any stockholder, partner or other equity holder of the Purchaser shall be deemed to be a transfer to a Qualified Transferee, but only for the sole purpose of such transferee receiving the rights set forth in Section 3 regarding the resale of such Warrant Shares in the Warrant Registration Statement.

(m)  Registrable Securities: The Common Registrable Securities, the Series B Registrable Securities and the Warrant Registrable Securities and all other securities of the Company of any class or series that are otherwise publicly traded and are beneficially owned by Purchaser or any Qualified Transferee, until, with respect to each holder of such securities, the earlier of, (i) all such securities held by such holder being effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) all such securities held by such holder being immediately resaleable by such holder under Rule 144 during any 90-day period or (iii) all such securities held by such holder being resaleable by such holder pursuant to Rule 144(k).

(n)  Registration Expenses: As defined in Section 8 hereof.

(o)  Registration Statement: Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(p)  Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(q)  Sales Price: The volume times the sales prices for each regular way trade during the measurement period divided by the total volume during such period (referred to as the “volume weighted average” on the Bloomberg News Service and derived therefrom, or, if such service no longer publishes such information or ceases to exist, such alternative service as the Company may select in good faith) or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system, quotation system or such other similar system of any national securities exchange as reported on the Bloomberg News Service, or, if such service no longer publishes such information or ceases to exist, such alternative service as the Company may select in good faith, if on any such date the Common Stock is not traded or quoted by any national securities exchange, the average of the closing bid and asked prices furnished by a professional market maker making a market in the Common Stock selected by the Company in good faith, or if no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined by the Company in good faith.

(r)  SEC: The Securities and Exchange Commission.

(s)  Securities Act: The Securities Act of 1933, as amended.

(t)  Senior Preferred: The Series A Preferred and the Series B Preferred.

(u)  Series A Preferred: Shares of the Company’s Series A Preferred Stock with a liquidation preference of $25.00 per share.

(v)  Series B Preferred: Shares of Series B Preferred Stock with a liquidation preference of $25.00 per share, which shares will be issued automatically upon the conversion of any outstanding shares of Series A Preferred.

(w)  Series B Registrable Securities: All shares of Series B Preferred acquired by any Qualified Transferee pursuant to the transfer and related conversion of any shares of Series A Preferred held by the Purchaser (including any shares of Series B Preferred or other securities that may be received by the Purchaser or any such Qualified Transferee (x) as a result of a stock dividend or stock split of Series B Preferred or (y) on account of Series B Preferred in a recapitalization or other transaction involving the Company), upon the respective original issuance thereof, and at all times subsequent thereto.

(x)  Special Counsel: As defined in Section 8(b) hereof.

(y)  Trading Day: Any day on which the New York Stock Exchange is open for trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(z)  Underwritten Registration or Underwritten Offering: A distribution, registered pursuant to the Securities Act in which securities of the company are sold to an underwriter for reoffering to the public.

(aa)  Warrant Registrable Securities: All Warrant Shares acquired by the Purchaser or any Qualified Transferee upon the exercise of the Purchaser Warrant (including any shares of Common Stock or other securities that may be received by Purchaser or any such Qualified Transferee (x) as a result of a stock dividend or stock split of Common Stock or (y) on account of the Warrant Shares in a recapitalization or other transaction involving the Company) upon the respective original issuance thereof, and at all times subsequent thereto.

(bb)  Warrant Shares: All shares of Common Stock issued or issuable upon the exercise of the Purchaser Warrant.

2.  Registration of the Series B Registrable Securities and the Common Registrable Securities.

(a)  The Company shall file with the SEC as soon as reasonably practicable, and in any event within 120 days from the date hereof, a registration statement covering the resale of the Series B Registrable Securities and the Common Registrable Securities (and all shares issuable thereon in connection with any stock splits, dividends, recapitalizations, consolidations or other similar transactions) for an offering to be made on a continuous basis pursuant to Rule 415 (the “Series B Registration Statement”). The Series B Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Series B Preferred on a Form S-3, in which case such registration shall be on a Form S-1, Form S-2 or another appropriate form). The Company shall use its reasonable best efforts to (i) cause the Series B Registration Statement to become or be declared effective by the SEC as soon as reasonably practicable thereafter, and, in any event, within 240 calendar days following its initial filing with the SEC (the “Effectiveness Deadline Date”) and (ii) keep the Series B Registration Statement continuously effective under the Securities Act until all Series B Registrable Securities covered by such Registration Statement have been sold or three years from the date it becomes effective, whichever is sooner to occur.

(b)  If, by the Effectiveness Deadline Date, the Series B Registration Statement is not declared effective by the Commission (a “Registration Default”), then the Company shall be required to pay to Purchaser or any Qualified Transferee on each Dividend Payment Date (as such term is defined in the Company’s Articles of Restatement amending and restating the Company’s Articles of Incorporation the (“Restated Articles”)) that any Regular Dividend (as such term is defined in the Restated Articles) is due and payable to holders of shares of Senior Preferred, a cash amount for each share of Senior Preferred held by Purchaser or such Qualified Transferee equal to (x) $0.125 (as such amount may be adjusted for any stock splits, dividends, recapitalizations, consolidations or other similar transactions with respect to the Senior Preferred) multiplied by (y) a fraction, the numerator of which is the number of days elapsing during the period commencing on and including the later of (1) the day following such Registration Default or (2) the day following the most recent Dividend Payment Date following such Registration Default and ending on the earlier of (1) such Dividend Payment Date if the Series B Registration Statement has not been declared effective prior to such Dividend Payment Date or (2) the date that the Series B Registration Statement is declared effective and the denominator of which is 365 days.

3.  Registration of Warrant Registrable Securities. At any time after the date hereof, the Purchaser and/or any Qualified Transferees holding at least two-thirds of the Warrant Shares issued or issuable upon exercise of the Purchaser Warrant (including Warrant Shares that may be issued to the persons making such demand upon exercise of the Purchaser Warrant (or any Warrants issued to Qualified Transferees pursuant to transfers of the Purchaser Warrant) held by them) will have the right by written notice delivered to the Company (a “Demand Notice”) to require the Company to file with the SEC a registration statement covering the resale of all Warrant Registrable Securities under and in accordance with the provisions of the Securities Act on Form S-3 (except if the Company is not then eligible to register for resale the Warrant Registrable Securities on a Form S-3, then such registration shall be on a Form S-1, Form S-2 or another appropriate form) (the “Warrant Registration Statement”); provided, however, that no Demand Notice may be given if the weighted average Sales Price of the Common Stock over the previous ten Trading Days is less than 80% of the Purchaser Warrant’s exercise price (the “Warrant Registration Threshold”). The Company shall use its reasonable best efforts to (a) cause the Warrant Registration Statement to become or be declared effective by the SEC as soon as reasonably practicable following filing and (b) keep the Warrant Registration Statement continuously effective under the Securities Act until (i) all Warrant Registrable Securities covered by the Warrant Registration Statement have been sold, (ii) the Warrant Registrable Securities are otherwise resaleable pursuant to Rule 144 during any 90-day period or (iii) three years from the date the Warrant Registration Statement becomes or is declared effective, whichever is sooner to occur.

4.  Special Demand Registration.

(a)  Requests for Registration. If and only if (i) the Company has failed to cause to become effective, or maintain the effectiveness of, either the Series B Registration Statement or the Warrant Registration Statement in accordance with the terms of this Agreement, (ii) the holders of the Registrable Securities have requested to participate in a Piggyback Registration, but such requested participation has been reduced to zero pursuant to Section 5(b) (a “Full Underwriter Cutback”) or (iii) either the Series B Registration Statement or the Warrant Registration Statement is no longer effective, then, in the case of clause (i) above, until the Series B Registration Statement or the Warrant Registration Statement, as the case may be, is declared effective, or, in the case of clause (ii) above, during the 60-day period following any Full Underwriter Cutback, or, in the case of clause (iii) above, at any time, the holders of Registrable Securities constituting at least 5% of the total number of Registrable Securities then outstanding will have the right to deliver a Demand Notice to require the Company to register, in accordance with Section 4(b) (a “Demand Registration”), under and in accordance with the provisions of the Securities Act the number of Registrable Securities requested to be so registered (but not less than 5% of the total number of Registrable Securities then outstanding).

The number of Demand Registrations pursuant to this Section 4(a) shall not exceed one; provided, however, that in determining the number of Demand Registrations to which the holders of Registrable Securities are entitled there shall be excluded (1) any Demand Registration that is an underwritten registration if the managing underwriter or underwriters have advised the holders of Registrable Securities that the total number of Registrable Securities requested to be included therein exceeds the number of Registrable Securities that can be sold in such offering in accordance with the provisions of this Agreement without materially and adversely affecting the success of such offering, (2) any Demand Registration that does not become effective or is not maintained effective for the period required pursuant to Section 4(b) hereof, unless in the case of this clause (2) such Demand Registration does not become effective after being filed by the Company solely by reason of the refusal to proceed by the holders of Registrable Securities unless (i) the refusal to proceed is based upon the advice of counsel relating to a matter with respect to the Company or (ii) the holders of the Registrable Securities elect to pay all Registration Expenses in connection with such Demand Registration and (3) any Demand Registration in connection with which any other shareholder of the Company exercises a right of first refusal which it may otherwise have and purchases all the stock registered and to be sold pursuant to the Demand Registration.

(b)  Filing and Effectiveness. The Company will file a Registration Statement relating to any Demand Registration within 60 calendar days, and will use its reasonable best efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter, and in any event, within 120 calendar days of the date on which the holders of Registrable Securities first give the Demand Notice required by Section 4(a) hereof with respect to such Demand Registration.

All requests made pursuant to this Section 4 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof; provided, that if the holder demanding such registration specifies one particular type of underwritten offering, such method of disposition shall be such type of underwritten offering or a series of such underwritten offerings (as such demanding holders of Registrable Securities may elect) during the period during which the Registration Statement is effective.

If any Demand Registration is requested to be effected as a “shelf” registration by the holders of Registrable Securities demanding such Demand Registration, the Company will use its reasonable best efforts to keep the Registration Statement filed in respect thereof effective for a period of up to 12 months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Sections 6 and 7 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

Within ten calendar days after receipt of such Demand Notice, the Company will serve written notice thereof (the “Notice”) to all other holders of Registrable Securities and will, subject to the provisions of Section 4(c) hereof, include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 20 calendar days after the receipt of the Notice by the applicable holder.

The holders of Registrable Securities will be permitted to withdraw Registrable Securities from a Registration at any time prior to the effective date of such Registration, provided, the remaining number of Registrable Securities subject to a Demand Notice is at least 5% of the total number of Registrable Securities then outstanding.

(c)  Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in one or more firm commitment underwritten offerings, the Company may also provide written notice to holders of its equity securities (other than Registrable Securities), if any, who have piggyback registration rights with respect thereto and will permit all such holders who request to be included in the Demand Registration to include any or all equity securities held by such holders in such Demand Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the offering to which such Demand Registration relates advise the holders of Registrable Securities that the total amount of holders of Registrable Securities and securities that such equity security holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then (i) first, the amount of securities to be offered for the account of the holders of such other equity securities will be reduced, to zero if necessary (pro rata among such holders on the basis of the amount of such other securities to be included therein by each such holder), and (ii) second, the number of Registrable Securities included in such Demand Registration will, if necessary, be reduced and there will be included in such firm commitment underwritten offering only the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such offering, allocated pro rata among the holders of Registrable Securities on the basis of the amount of Registrable Securities to be included therein by each such holder.

(d)  Postponement of Demand Registration. The Company will be entitled to postpone the filing period (or suspend the effectiveness) of any Demand Registration for a reasonable period of time not in excess of 90 calendar days in any 12-month period, if the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders of Registrable Securities in writing when the events or circumstances permitting such postponement have ended.

5.  Piggyback Registration.

(a)  Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or (ii) filed solely in connection with an offering made solely to employees of the Company), whether or not for its own account, then the Company will give written notice of such proposed filing to the holders of Registrable Securities at least 10 calendar days before the anticipated filing date. Such notice will offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a “Piggyback Registration”); provided, however, in no event shall the amount of Registrable Securities included in any Piggyback Registration exceed 20% of the total amount of securities included in such offering. Subject to the limitations set forth in this Section 5(a) and the provisions of Section 5(b) hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein (other than (i) any Registrable Securities that are otherwise covered by an effective Registration Statement (including, without limitation, the Series B Registration Statement or the Warrant Registration Statement) unless, with respect to such Registrable Securities, the holders of such Registrable Securities agree to pay any incremental increase in the Registration Expenses for such Piggyback Registration resulting from including such Registrable Securities in such Piggyback Registration or (ii) any Warrant Share Registrable Securities if the weighted average Sales Price of the Common Stock has not reached the Warrant Registration Threshold). The holders of Registrable Securities will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b)  Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver an opinion to the holders of Registrable Securities to the effect that the total amount of securities which such holders, the Company and any other persons having rights to participate in such registration propose to include in such offering is such as to materially and adversely affect the success of such offering, then:

(i)  if such registration is a primary registration on behalf of the Company, the amount of securities to be included therein (x) for the account of holders of Registrable Securities on the one hand (allocated pro rata among such holders on the basis of the Registrable Securities requested to be included therein by each such holder), and (y) for the account of all such other persons (exclusive of the Company), on the other hand, will be reduced (to zero if necessary) pro rata in proportion to the respective amounts of securities requested to be included therein to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters;

(ii)  if such registration is an underwritten secondary registration on behalf of holders of securities of the Company other than Registrable Securities, the Company will include therein: (x) first, up to the full number of securities of such persons exercising “demand” registration rights that in the opinion of such managing underwriter or underwriters can be sold or allocated among such holders as they may otherwise so determine, and (y) second, the amount of Registrable Securities and securities proposed to be sold by any other person in excess of the amount of securities such persons exercising “demand” registration rights propose to sell that, in the opinion of such managing underwriter or underwriters, can be sold (allocated pro rata among the holders of such Registrable Securities and such other persons on the basis of the dollar amount of securities requested to be included therein).

(c)  Registration of Securities Other Than Registrable Securities. Without the written consent of the holders of a majority of the then-outstanding Registrable Securities, the Company will not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holders of Registrable Securities set forth herein, and if exercised, would not otherwise conflict or be inconsistent with the provisions of this Agreement.

6.  Restrictions on Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2, 3, 4 or 5 hereof agrees and will confirm such agreement in writing, if such holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company’s equity securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 10-calendar day period prior to, and during the 90-calendar day period (or such longer period as any managing underwriter or underwriters may reasonably request in connection with any underwritten public offering) beginning on the closing date of each underwritten offering made pursuant to such Registration Statement or such other shorter period to which the executive officers may agree. If a request is made pursuant to this Section 6, the time period during which a Demand Registration (if a shelf registration) is required to remain continuously effective pursuant to Section 2, 3 or 4(b) will be extended by 100 calendar days or such shorter period that will terminate when all such Registrable Securities not so included have been sold pursuant to such Registration Statement.

7.  Registration Procedures. In connection with the Company’s registration obligations pursuant to Sections 2, 3, 4 and 5 hereof, and subject to the limitations on such registration obligations set forth in such Sections, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition hereof, and pursuant thereto the Company will as expeditiously as possible:

(a)  Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof (including, without limitation, distributions in connection with transactions with broker-dealers or others for the purpose of hedging Registrable Securities, involving possible sales, short sales, options, pledges or other transactions which may require delivery and sale to broker-dealers or others of Registrable Securities), and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, the Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object on a timely basis.

(b)  Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2, 3 or 4; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

(c)  Notify the selling holders of Registrable Securities, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 7(n) hereof (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(d)  Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable securities for sale in any jurisdiction, at the earliest possible moment.

(e)  If requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holder agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 7(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(f)  Furnish to each selling holder of Registrable Securities, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder, counsel or underwriter).

(g)  Deliver to each selling holder of Registrable Securities, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

(h)  Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject.

(i)  Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable securities to the underwriters.

(j)  Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(k)  Upon the occurrence of any event contemplated by Section 7(c)(vi) or 7(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l)  Use its best efforts to cause all shares of Common Stock covered by any Registration Statement to be, at the Company’s option (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the National Market System of NASDAQ if the securities qualify to be so quoted; in each case, if requested by the holders of a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

(m)  Engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and provide a CUSIP number for the Registrable Securities.

(n)  Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the holders of a majority of the Registrable Securities being sold or, in the event of an underwritten offering, those requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to such selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in Section 7(n)(i) hereof; (iii) use its best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

(o)  Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

(p)  Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

(q)  Cooperate with any reasonable request by holders of a majority of the Registrable Securities offered for sale pursuant to any Registration Statement, including by ensuring participation by the executive management of the Company in road shows, so long as such participation does not materially interfere with the operation of the Company’s business.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 7(c)(ii), 7(c)(iii), 7(c)(v), 7(c)(vi) or 7(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a “Black-Out”) until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(k) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that in no event shall the aggregate number of days during which a Black-Out is effective during any period of 24 consecutive months exceed 90. In the event the Company shall give any such notice, the time period prescribed in Section 2, 3 or 4 hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 7(k) hereof or (y) the Advice.

The Purchaser (and all other holders of Registrable Securities) hereby acknowledge and agree that certain of the Company’s registration obligations set forth in Sections 2, 3, 4 and 5 hereof are limited to the Company using its reasonable best efforts as specified in such sections and that if the Company uses its reasonable best efforts but otherwise fails to cause to be effective any registration statement contemplated in such provisions or to keep such registration statement effective in accordance with such provisions, the ability of the Purchaser (and all other holders of Registrable Securities) to resell Registrable Securities may be limited by the Securities Act and applicable state securities laws. This paragraph is an acknowledgement of such reasonable best efforts limitations only and is not intended to, and does not, modify the obligations of the Company hereunder or modify or waive any rights of the Purchaser or any other holder of Registrable Securities with respect to a breach by the Company of its obligations hereunder.

8.  Registration Expenses.

(a)  All Registration Expenses will be borne by the Company whether or not any of the Registration Statements become effective; provided, however, that all Registration Expenses for a Demand Registration pursuant to clause (iii) of Section 4(a), if requested by holders of Registrable Securities other than the Purchaser, will be borne ratably by such holders of Registrable Securities requesting such Demand Registration. “Registration Expenses” will mean all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the New York Stock Exchange or the National Association of Securities Dealers, Inc. and (y) of compliance with securities or “blue sky” laws (including without limitation fees and disbursements of counsel for the underwriters or selling holders in connection with “blue sky” qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, the Special Counsel for the sellers of the Registrable Securities and counsel for the underwriters, (v) fees and disbursements of all independent certified public accountants referred to in Section 7(n)(iii) hereof (including the expenses of any special audit and “comfort” letters required by or incident to such performance), (vi) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vii) Securities Act liability insurance if the Company so desires such insurance and (viii) fees and expenses of all other persons retained by the Company; provided, however, that Registration Expenses will not include fees and expenses of counsel for the holders of Registrable Securities other than fees and expenses of the Special Counsel and any local counsel nor shall it include underwriting discounts and commissions relating to the offer and sale of Registrable Securities, all of which shall be borne by such holders. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

(b)  In connection with any registration hereunder other than a Demand Registration for which holders of Registrable Securities other than the Purchaser are obligated to pay the Registration Expenses, the Company will reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (the “Special Counsel”), together with appropriate local counsel, chosen by the holders of a majority of the Registrable Securities being registered.

9.  Indemnification.

(a)  Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company will not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

The rights of any holder of Registrable Securities hereunder will not be exclusive of the rights of any holder of Registrable Securities under any other agreement or instrument of any holder of Registrable Securities to which the Company is a party. Nothing in such other agreement or instrument will be interpreted as limiting or otherwise adversely affecting a holder of Registrable Securities hereunder and nothing in this Agreement will be interpreted as limiting or otherwise adversely affecting the holder of Registrable Securities’ rights under any such other agreement or instrument; provided, however, that no Indemnified Party will be entitled hereunder to recover more than its indemnified Losses.

(b)  Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter’s discounts and commissions) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 9, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d)  Contribution. If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(a) or 9(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 9(d), an indemnifying party that is a selling holder of Registrable Securities will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder, under any other agreement or otherwise. The provisions of this Section 9 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder thereof or any termination of this Agreement.

10.  Rules 144 and 144A. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any holder of Registrable Securities (including without limitation by making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 10 will be deemed to require the Company to register any of its securities under any section of the Exchange Act.

11.  Underwritten Registrations. If any of the Registrable Securities are to be sold in an underwritten offering pursuant to Section 2, 3 or 4, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by (a) the Purchaser or its designee in the case of Section 2 or (b) the holders of Registrable Securities that gave the notice demanding such registration or offering in the case of Section 3 or 4; provided, that such investment banker or manager shall be reasonably satisfactory to the Company. If any Piggyback Registration pursuant to Section 5 is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering.

12.  Miscellaneous.

(a)  Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

(b)  No Inconsistent Agreements. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. This Agreement will be deemed to be an independent agreement and no limitation or restriction contained in this Agreement will be deemed to conflict with, limit or restrict the rights of Purchaser under this Agreement.

(c)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of at least a majority of the then-outstanding Senior Preferred. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(d)  Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and will be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by fax or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

   (x) if to the Company, initially at 2200 West Parkway Boulevard, Salt Lake City, Utah 84119-2331, Fax Number (801) 817-8723, Attention: Val J. Christensen, General Counsel, and thereafter at such other address, notice of which is given to the holders of Registrable Securities in accordance with the provisions of this Section 12(d);

   (y) if to Purchaser, initially at 3232 McKinney Avenue, Suite 890, Dallas, Texas 75204, Fax Number (214) 220-4924, Attention: Donald J. McNamara, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(d); and

   (z) if to any other holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 12(d).

(e)  Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Series B Preferred, the Common Stock and the Warrant Shares, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

(f)  Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. The holders of the Registrable Securities may assign the rights and obligations under this Agreement to any subsequent holder of such Registrable Securities (that is a Qualified Transferee). Notwithstanding the foregoing, no Qualified Transferee will have any of the rights granted under this Agreement (i) until such transferee shall have acknowledged its rights and obligations hereunder by a signed written statement of such transferee’s acceptance of such rights and obligations or (ii) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights in which case such transferee shall not be deemed to be a Qualified Transferee for purposes of this Agreement.

(g)  Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

(h)  Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

(i)  Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Utah, as applied to contracts made and performed within the State of Utah, without regard to principles of conflict laws.

(j)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

(k)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

(l)  Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

FRANKLIN COVEY CO.

By:	/s/ ROBERT A. WHITMAN
Name:	Robert A. Whitman
Title:	President and Chief Executive Officer

KNOWLEDGE CAPITAL INVESTMENT GROUP

By:	Inspiration Investments Partners III, L.P.
Its:	Manager

By:	Inspiration Investments GenPar III, L.P.
Its:	General Partner

By:	Hampstead Associates, Inc.
Its:	Managing General Partner

By:	/s/ DONALD J. MCNAMARA
Name:	Donald J. McNamara
Title:	President